SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         FIRST SOUTH BANCORP, INC
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
 [ ]  $125 per Exchange  Act Rules 0-11(e)(1)(ii),  14a-6(i)(1) or Item 22(a)(2)
      of Schedule 14A.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                            FIRST SOUTH BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of First South Bancorp, Inc. will be held at the 1460 John B. White, Sr. Blvd. (Second Floor), Spartanburg, South Carolina, on Wednesday, May 17, 2006, at 3:00 p.m., for the following purposes:

(1) To elect two directors to each serve for a three-year term, or until their successors are duly elected and qualified; and

(2) To ratify the selection of Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors; and

(3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on April 5, 2006, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2006 Proxy Statement. Also included is the Company's 2005 Annual Report to Shareholders.

                                            By Order of the Board of Directors



April 17, 2006                              V. Lewis Shuler
                                            Secretary

                            FIRST SOUTH BANCORP, INC.
                          1450 John B. White Sr. Blvd.
                        Spartanburg, South Carolina 29306
                                 (864) 595-0455

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First South Bancorp, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at 3:00 p.m. on Wednesday, May 17, 2006 at the 1460 John B. White Sr. Blvd. (Second Floor), Spartanburg, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about April 17, 2006, in connection with the solicitation. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal, telephone or other electronic contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2005, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to Barry L. Slider, President, First South Bancorp, Inc., 1450 John B. White Sr. Blvd., Spartanburg, South Carolina 29306 or by mailing to Mr. Slider at Post Office Box 1928, Spartanburg, South Carolina 29304, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the  close of  business  on  April  5,  2006,  there  were  outstanding
1,750,444 shares of the Company's common stock (no par value). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on April 5, 2006 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      One-third of the shares entitled to be voted at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the Annual Meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors and FOR ratification of Cherry, Bekaert & Holland, L.L.P. as independent auditors for the year ended December 31, 2006. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the next Annual Meeting may do so by mailing them in writing to Barry L. Slider, President, First South Bancorp, Inc., Post Office Box 1928, Spartanburg, South Carolina 29304, or by delivering them in writing to Mr. Slider at the Company's main office, 1450 John B. White Sr. Blvd., Spartanburg, South Carolina 29306. Such written proposals must be received prior to December 19, 2006, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to March 2, 2007, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The number of shares owned and the percentage of outstanding common stock such number represents at March 31, 2006, for all directors and executive officers of the Company and for all persons who are currently beneficial owners of 5% or more of the Company's common stock is set forth below.

                                                      Number of Shares                   % of Outstanding
Name (and Address of 5% Owners)                      Beneficially Owned                    Common Stock
-------------------------------------------    --------------------------------   -------------------------------
Harold E. Fleming, M.D. (1)                              25,976                               1.48
Joel C. Griffin                                          27,097                               1.55
Roger A. F. Habisreutinger (2)                          133,685                               7.64
   408 Main Street
   Spartanburg, SC
Herman E. Ratchford                                     223,619                              12.77
   3808 Edgewater Drive
   Gastonia, NC
Chandrakant V. Shanbhag (3)                             123,588                               7.06
   1614 Holly Berry Lane
   Spartanburg, SC
V. Lewis Shuler (4)                                      38,903                               2.19
Barry L. Slider (5)                                      90,683                               5.05
David G. White (6)                                       53,096                               3.03
                                                        -------
All directors and executive
officers as a group (8 persons)(7)                      716,647                              39.26

--------------------
(1) Includes 150 shares owned by a family member of Dr. Fleming as to which he disclaims beneficial ownership.
(2) Includes 30,620 shares owned jointly with his wife; 12,500 shares owned by his wife; 43,285 shares owned by three children and two grandchildren and 34,184 owned by a trust as to which Mr. Habisreutinger disclaims beneficial ownership.
(3) Includes 45,000 shares owned jointly with his wife and 300 shares owned by minor children.
(4) Includes 1,200 shares owned jointly with a family member; and 28,453 shares subject to presently exercisable options.

(5) Includes 10,500 shares owned jointly with his wife; 300 shares owned by children; 8,100 shares owned by his wife as to which Mr. Slider disclaims beneficial ownership; and 46,512 shares subject to presently exercisable options.
(6) Includes 750 shares owned by minor children and 900 shares owned by his wife as to which Mr. White disclaims beneficial ownership.
(7)  Includes 74,965 shares subject to currently exercisable options.

Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three directors are to be elected to hold office for a term of three years until the 2009 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. The Board has nominated Roger A. F. Habisreutinger and Chandrakant V. Shanbhag for election to such positions. No other nominations have been made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors." Accordingly, no other nominations are permitted to be made.

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Habisreutinger and Shanbhag. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available by reason of any unforeseen contingency, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

                            MANAGEMENT OF THE COMPANY

Directors

         The table below shows, as to each director, his name, age, positions held with the Company and principal occupation for the past five years and the period during which he has served as a director of the Company. Directors of the Company serve until the Annual Meeting for the year indicated or until their successors are elected and qualified. Each of the persons listed in the table as a nominee is a Board of Directors' nominee for election as a director of the Company.


NAME                          AGE                  PRINCIPAL OCCUPATION                   DIRECTOR SINCE*
----                          ---                  --------------------                   ---------------

         Nominees for the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2009 are:

Roger A. F. Habisreutinger     64    Chairman of the Board of the Company and First             1996
                                     South Bank; President, Champion Investment Corp.

Chandrakant V. Shanbhag        56    Chief Executive Officer, D.C. Motors & Control,            1996
                                     Inc.


                                       3



         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2008 are:

Herman E. Ratchford            73    Chairman and Chief Executive Officer, Triangle             1998
                                     Real Estate of Gastonia (construction)

David G. White                 50    Attorney                                                   1996


         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2007 are:


Harold E. Fleming              65    Physician, Cardio Medical Associates                       1996

Joel C. Griffin                52    President, Griffin Gear, Inc. (specialized gear            1996
                                     manufacturing)

Barry L. Slider                53    President & Chief Executive Officer of the                 1996
                                     Company and First South Bank (since 1996),
                                     Senior Vice President, Branch Banking & Trust
                                     Company, Spartanburg, S.C. (1985-1995)

-------------------------
*Includes membership on the Board of Directors of First South Bank prior to organization of the Company as a holding company for First South Bank in 1999. Each person also currently serves as a director of First South Bank.

         Neither the principal executive officers nor any directors or director nominees are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         Set forth below is information about the business background, age and positions with the Company of each executive officer of the Company.

Barry L. Slider    President and Chief Executive Officer

V. Lewis Shuler    Executive Vice President and Chief Financial Officer

         Information about Mr. Slider is set forth above under "-Directors." Mr. Shuler (age 62) served as Senior Vice President/Treasurer of First Community Bank from 1987 to 1996 prior to becoming Executive Vice President and Chief Financial Officer of First South Bank and the Company in 1996.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2005, the Board of Directors of the Company met 12 times (includes meetings of First South Bank Board of Directors). Each director attended a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member.

         The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year, all of the Company's directors attended the annual meeting of shareholders.

Committees of the Board of Directors

Nominating Committee

         The Board of Directors does not have a separate nominating committee. Rather, the entire Board of Directors acts as nominating committee. Based on the Company's size, the small geographic area in which it does business and the desirability of directors being a part of the communities served by the Company and familiar with the Company's customers, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a Nominating Committee charter.

         In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, interpersonal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board. The Board does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers.

         The Board will consider for nomination by the Board director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the Board the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company's address and must be received no later than January 15 in any year to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the Board's candidates receive.

         Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 60 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 60 days prior to any meeting of Shareholders called for the election of Directors. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Audit Committee

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. The Audit Committee is comprised of Messrs. Harold. E. Fleming, Chairman,, Herman E. Ratchford, Chandrakant V. Shanbhag, and David G. White and met four times in 2005. Each member of the Audit Committee is independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Audit Committee operates under a written charter adopted by the Board of Directors.

Compensation Committee

         The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. White (Chairman), Habisreutinger, Shanbhag, and Ratchford. The Compensation Committee met one time during 2005.

Shareholder Communications with the Board of Directors

         Any shareholder who wishes to send communications to the Board of Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, First South Bancorp, Inc., 1450 John
B. White, Sr. Boulevard, Spartanburg, South Carolina 29306. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

         In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth the remuneration paid during the years ended December 31, 2005, 2004 and 2003 to the Chief Executive Officer and to each other executive officer of the Company whose total salary and bonus compensation in 2005 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                  Number of
                                                                                 Securities
                                                Annual Compensation(1)           Underlying
                                                ----------------------             Options          All Other
Name and Principal Position                 Year       Salary         Bonus      Awarded(2)      Compensation(3)
---------------------------                 ----       ------         -----      ----------      ---------------

Barry L. Slider                               2005       214,350      60,900           2,545          11,051
President and Chief                           2004       178,100      59,640           2,486          10,991
Executive Officer                             2003       174,500      50,400           2,705          10,210

V. Lewis Shuler                               2005       123,600      28,800             993           7,525
  Executive Vice President                    2004       121,250      28,200           1,152           7,410
                                              2003       121,127      26,025           1,253           6,759

---------------------
(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of salary plus bonus payments.
(2)  Restated to reflect effect of 2-for-3 stock split on March 19, 2004.
(3) Contributions by the Company to the Bank's 401(k) Plan and life insurance premiums.


Retirement Benefits

         The Company has entered into Salary Continuation Agreements with each of Barry L. Slider, the Chief Executive Officer, and V. Lewis Shuler, the Executive Vice President and Secretary. The agreements provide for payments of benefits to each of Messrs. Slider and Shuler commencing at their retirements at age 65 or earlier in the event of death or disability. The agreement with Mr.

Slider provides for payment of an annual benefit of $45,230 increased by 2% each year between 1999 and Mr. Slider's retirement date. The benefit is payable in monthly installments beginning in the month after Mr. Slider's retirement and continuing for 215 additional months.

         The agreement with Mr. Shuler provides for payment of an annual benefit of $20,484 increased by 2% each year between 1999 and Mr. Shuler's retirement date. The benefit is payable in monthly installments beginning in the month after Mr. Shuler's retirement and continuing for 215 additional months.

         In the event either employee's employment with the Company is terminated prior to his retirement for any reason other than good cause, death or disability, each agreement provides that a retirement benefit will be paid beginning at normal retirement age based on the amount stated above increased by 2% per year for the actual years such employee worked after 1999.

         In the event either employee's employment with the Company is terminated prior to the employee's retirement age due to disability, the employee will receive an annual benefit of between $1,118 and $64,600, in the case of Mr. Slider or between $1,657 and $24,000, in the case of Mr. Shuler, based on the length of the employee's service from 1999 to the date of termination of employment. Disability benefits will be paid monthly for 216 months.

         In the event that the employee dies while in the employ of the Company, his agreement provides that the employee's beneficiary shall receive an amount between $11,030 and $637,097, in the case of Mr. Slider, and between $16,338 and $236,697, in the case of Mr. Shuler.

         These benefits were indirectly funded in 1999 through the purchase of universal life insurance policies on the lives of Messrs. Slider and Shuler which are owned by the Company and reflected in the Company's balance sheet as other assets. Although the Company plans to use these policies to fund its obligations under the agreements, its obligations are independent of the policies.

1996 and 2005 Stock Option Plans

         On April 17, 1996, the Board of Directors of First South Bank (the "Bank") adopted the 1996 Stock Option Plan, which reserves 112,500 shares of Common Stock (as adjusted to reflect 2-for-3 stock split on March 19, 2004) for issuance pursuant to the exercise of options which may be granted pursuant to the 1996 Stock Option Plan. The 1996 Stock Option Plan was approved by the shareholders of the Bank at the 1997 Annual Meeting of Shareholders. Upon acquisition of the Bank by the Company in 1999, the 1996 Stock Option Plan and the outstanding options became the Plan and Options of the Company. Options under the 1996 Stock Option Plan may be either "incentive stock options" within the meaning of the Internal Revenue Code, or nonqualified stock options and may be granted to persons who are employees of the Bank or any subsidiary (including officers and directors who are employees) at the time of grant or, in the case of nonqualified options, to persons who are not employees, such as directors. Incentive stock options must have an exercise price not less than the fair market value of the Common Stock at the date of grant, as determined by a committee of the Board of Directors consisting of at least three non-employee directors (the "Committee"). Other options shall have the exercise price set by the Committee. The Committee may set other terms for the exercise of the options but may not grant more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. Payment for optioned shares may be in cash, Common Stock or a combination of the two. The Committee also selects the employees to receive grants under the Stock Option Plan and determines the number of shares covered by options granted under the Stock Option Plan. No options may be exercised after ten years from the date of grant and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Bank, within three months after the date of termination of employment, within twelve months of disability, or within two years of death. The terms and conditions of other options relating to termination of employment, death or disability will be determined by the Committee. The 1996 Stock Option Plan will terminate on April 16, 2006, and no options will be granted thereunder after that date.

         On March 16, 2005, the Board of Directors of the Company adopted the 2005 Stock Option Plan, which reserves 350,000 shares of Common Stock for issuance pursuant to the exercise of options which may be granted pursuant to the 2005 Stock Option Plan. The 2005 Stock Option Plan was approved by the shareholders of the Company at the 2005 Annual Meeting of Shareholders. The Plan is administered by the Board of Directors or a Committee appointed by the Board of Directors. Options awarded under the Plan are "incentive stock options" within the meaning of the Internal Revenue Code. Options may be granted pursuant to the 2005 Stock Option Plan to persons who are employees of the Company or any subsidiary (including directors who are employees) at the time of grant. The Board of Directors or the Committee selects the persons to receive grants under the 2005 Stock Option Plan and determines the number of shares covered by options granted under the 2005 Stock Option Plan. Options granted under the 2005 Stock Option Plan are subject to the same limitations described above for incentive stock options. All stock options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, but such prices may not be less than the fair market value of the Common Stock at the date of grant. The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. No options may be exercised after ten years from the date of grant, and options may not be transferred except by will or the laws of descent and distribution. Incentive stock options may be exercised only while the optionee is an employee of the Company, within three months after the date of termination of employment, or within twelve months of death or disability, but only to the extent the option has not expired. The number of shares reserved for issuance under the 2005 Stock Option Plan, the number of shares covered by outstanding options and the exercise price of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. All outstanding options will become immediately exercisable in the event of a change of control of the Company (as defined in the 2005 Stock Option Plan). The Board of Directors may alter, suspend or discontinue the 2005 Stock Option Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the 2005 Stock Option Plan, materially increase benefits to participants under the 2005 Stock Option Plan, or materially modify the eligibility requirements under the 2005 Stock Option Plan without shareholder approval or ratification. Unless earlier terminated, the 2005 Stock Option Plan will terminate on March 18, 2015, and no options will be granted thereunder after that date.

                        Option Grants In Last Fiscal Year

         The following table presents information about options granted to the persons named in the Summary Compensation Table in 2005.

                                            Individual Grants
                                            -----------------
                                     Number of           % of Total
                                     Securities           Options
                                     Underlying          Granted to       Exercise
                                      Options            Employees          Price               Expiration
        Name                         Granted(1)            in 2005       (per share)               Date
        ----                         ----------            -------       -----------               ----

Barry L. Slider ..................     2,545               11.7%           $33.00               12/31/2015
V. Lewis Shuler ..................       993                4.6%           $33.00               12/31/2015

(1) Such options became fully exercisable on December 31, 2005.

          Option Exercises and Year End Options Outstanding and Values

         The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2005.

                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised              In-the-Money
                       Shares Acquired     Value         Options 12/31/05(1)           Options 12/31/05 (2)
Name                     on Exercise     Realized   Exercisable     Unexercisable   Exercisable       Unexercisable
----                   ---------------   --------   -----------     -------------   -----------       -------------

Barry L. Slider            10,000        $256,700      46,512             0             $782,158               0
V. Lewis Shuler               0              0         28,453             0             $537,843               0

---------------
(1)  Adjusted to reflect the effect of a 3-for-2 stock split on March 19, 2004.
(2) Based on exercise prices ranging from $7.33 to $35.00 per share and assuming that the fair market value of the Bank's common stock on December 31, 2005 was $33.00 per share, as restated to reflect the effect of the stock split.

Compensation of Directors

         Directors receive compensation of $750 for each monthly meeting of the Board of Directors attended. The Directors also received $500 for each committee meeting attended. Directors received, in the aggregate, $106,050 in 2005.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Bank, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2005 was $3,118,024. During 2005, $1,391,840 in new loans were made and repayments totaled $2,319,133.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2005, with the exception of the following: each of Messrs. Habisreutinger, Shanbhag, Slider and Shuler filed one Form 4 late.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Ratification of Accountants

         The Board has selected Cherry, Bekaert & Holland, L.L.P., Certified Public Accountants with offices in Spartanburg, South Carolina, to serve as the Company's independent auditors for 2006. It is expected that representatives from this firm will be present and available to answer appropriate questions at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so.

         The Board recommends that you vote FOR the ratification of the selection of Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the years ended December 31, 2005 and 2004, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of-pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2004 and 2005, respectively, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $33,100 and $41,100 for audit fees.

Audit-Related Fees

         Audit-related fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees". These services include employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards. For the years ended December 31, 2004 and 2005, respectively, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $625 and $345 for audit-related fees.

Tax Fees

         Tax fees include fees for tax compliance/preparation and other tax services. Tax compliance/preparation include fees billed for professional services related to federal, state and international tax compliance. Fees for other tax services include any fees billed for other miscellaneous tax consulting and planning and for individual income tax preparation. For the years ended December 31, 2004 and 2005, respectively, Cherry, Bekaert & Holland, L.L.P. billed the Company an aggregate of $6,250 and $925 for tax fees.

All Other Fees

         There were no services other than those reported above, provided by Cherry, Bekaert & Holland, L.L.P.

         In making its decision to appoint Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 2006, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Cherry, Bekaert & Holland, L.L.P.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. All audit and permitted non-audit services were approved by the Audit Committee in 2005.

Audit Committee Report

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2005. The Audit Committee has discussed with the Company's independent auditors, Cherry, Bekaert, & Holland, L.L.P., the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Cherry, Bekaert, & Holland, L.L.P., required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Cherry, Bekaert & Holland, L.L.P., their independence. Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

         Harold E. Fleming, Chairman        Herman E. Ratchford
         Chandrakant V. Shanbhag            David G. White

         The Audit Committee Report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates it by reference therein.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein and FOR ratification of Cherry, Bekaert & Holland, L.L.P. as the Company's independent auditors.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2005, free of charge by requesting such form in writing from Barry L. Slider, President, First South Bank, Post Office Box 1928, Spartanburg, South Carolina 29304. Copies may also be obtained from the SEC's website at www.sec.gov.


<

                                      PROXY

                            FIRST SOUTH BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 17, 2006

         Barry L. Slider or V. Lewis Shuler, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on May 17, 2006, and at any adjournment thereof, as follows:

1.       ELECTION OF         FOR all nominees listed        WITHHOLD AUTHORITY
         DIRECTORS TO        below (except any I have       to vote for all
         HOLD OFFICE         written below)  [ ]            nominees listed
         FOR THE TERM                                       below  [ ]
         SHOWN.



Three-Year Term:    Roger A. F. Habisreutinger and Chandrakant V. Shanbhag

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.

________________________________________________________________________________

2. To ratify the selection of Cherry, Bekaert & Holland, L.L.P., as the Company's independent auditors.

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears on this form. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated: ________________,  2006          ________________________________________


                                        ________________________________________